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                                                                  EXHIBIT (J)(2)

                         INDEPENDENT AUDITORS' CONSENT


The Board of Trustees
Lexington Natural Resources Trust:

We consent to the use of our report incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Independent Auditors" in the Statement of Additional Information.


                                  /s/ KPMG LLP

Los Angeles
April 25, 2001